                                  SCHEDULE 14A
                                  (Rule 14-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                                ----------------

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                             INFORMATICA CORPORATION
                             -----------------------
                (Name of Registrant as Specified in Its Charter)

                                ----------------

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)    Title of each class of securities to which transaction applies:

     (2)    Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)    Proposed maximum aggregate value of transaction:

     (5)    Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0- 11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)    Amount Previously Paid:

     (2)    Form, Schedule or Registration Statement No.:

     (3)    Filing Party:

     (4)    Date Filed:

                                ----------------

                                Informatica Logo
                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD MAY 24, 2001

To the Stockholders:

     Notice is hereby given that the Annual Meeting of Stockholders (the "Annual Meeting") of Informatica Corporation, a Delaware corporation ("Informatica"), will be held on Thursday, May 24, 2001 at 3:00 p.m., local time, at Informatica's corporate headquarters, 3350 West Bayshore Road, Palo Alto, CA 94303, for the following purposes:

          1. To elect one Class I director for a term of three years or until his successor is duly elected and qualified.

          2. To ratify the appointment by the Board of Directors of the firm Ernst & Young LLP as Informatica's independent auditors for the year ending December 31, 2001.

          3. To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice of Annual Meeting.

     Only holders of record of Informatica's common stock at the close of business on April 9, 2001, the record date, are entitled to vote on the matters listed in this Notice of Annual Meeting.

     All stockholders are cordially invited to attend the Annual Meeting in person. However, to assure your representation at the Annual Meeting, please (1) vote by telephone by calling the toll-free number as instructed on the enclosed proxy card, (2) vote by using the Internet as instructed on the enclosed proxy card, or (3) complete, sign, date and promptly return the enclosed proxy card in the postage-prepaid envelope enclosed for that purpose. Any stockholder attending the Annual Meeting may vote in person even if he or she has returned a proxy card.

                                          By Order of the Board of Directors
                                          of Informatica Corporation

                                          /s/ Gaurav S. Dhillon
                                          Gaurav S. Dhillon
                                          Chief Executive Officer, Secretary and
                                          Director

Palo Alto, California
April 23, 2001

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE VOTE BY TELEPHONE OR BY USING THE INTERNET AS INSTRUCTED ON THE ENCLOSED PROXY CARD OR COMPLETE, SIGN, DATE, AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN THE ENCLOSED ENVELOPE.

                            INFORMATICA CORPORATION
                            ------------------------

                                PROXY STATEMENT
                                      FOR
                      2001 ANNUAL MEETING OF STOCKHOLDERS
                            ------------------------

                               PROCEDURAL MATTERS

GENERAL

     This Proxy Statement is being furnished to holders of common stock, par value $0.001 per share (the "Common Stock"), of Informatica Corporation, a Delaware corporation ("Informatica" or the "Company"), in connection with the solicitation of proxies by the Board of Directors of Informatica for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held on Thursday, May 24, 2001 at 3:00 p.m., local time, and at any adjournment or postponement thereof for the purpose of considering and acting upon the matters set forth herein. The Annual Meeting will be held at Informatica's corporate offices, located at 3350 West Bayshore Road, Palo Alto, California 94303. The telephone number at that location is (650) 687-6200.

     This Proxy Statement, the accompanying form of proxy card, the Company's Annual Report on Form 10-K and the summary 2000 Annual Report to Stockholders are first being mailed on or about April 23, 2001 to all holders of Common Stock entitled to vote at the meeting.

STOCKHOLDERS ENTITLED TO VOTE; RECORD DATE

     Only holders of record of Informatica's Common Stock at the close of business on April 9, 2001 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting. Such stockholders are entitled to cast one vote for each share of Common Stock held as of the Record Date on all matters properly submitted for the vote of stockholders at the Annual Meeting. As of the Record Date, there were 77,009,183 shares of Informatica Common Stock outstanding and entitled to vote at the Annual Meeting. No shares of preferred stock were outstanding. For information regarding security ownership by management and by the beneficial owners of more than 5% of Informatica's Common Stock, see "Share Ownership by Principal Stockholders and Management."

QUORUM; REQUIRED VOTE

     The presence of the holders of a majority of the shares entitled to vote generally at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting. Such holders are counted as present at the meeting if they (1) are present in person at the Annual Meeting or (2) have properly submitted a proxy card or voted by telephone or by using the Internet. A plurality of the votes duly cast is required for the election of directors. The affirmative vote of a majority of the votes duly cast is required to ratify the appointment of auditors.

     Under the General Corporation Law of the State of Delaware, an abstaining vote and a broker "non-vote" are counted as present and entitled to vote and are, therefore, included for purposes of determining whether a quorum of shares is present at a meeting; however, broker "non-votes" are not deemed to be "votes cast." As a result, broker "non-votes" are not included in the tabulation of the voting results on the election of directors or issues requiring approval of a majority of the votes cast and, therefore, do not have the effect of votes in opposition in such tabulations. A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.

VOTING

     Voting by attending the meeting. A stockholder may vote his or her shares in person at the Annual Meeting. A stockholder planning to attend the meeting should bring proof of identification for entrance to the meeting.

     Voting by proxy card. All shares entitled to vote and represented by properly executed proxy cards received prior to the Annual Meeting, and not revoked, will be voted at the Annual Meeting in accordance with the instructions indicated on those proxy cards. If no instructions are indicated on a properly executed proxy card, the shares represented by that proxy card will be voted as recommended by the Board of Directors. If any other matters are properly presented for consideration at the Annual Meeting, including, among other things, consideration of a motion to adjourn the Annual Meeting to another time or place (including, without limitation, for the purpose of soliciting additional proxies), the persons named in the enclosed proxy card and acting thereunder will have discretion to vote on those matters in accordance with their best judgment. The Company does not currently anticipate that any other matters will be raised at the Annual Meeting. Any proxy card given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. A proxy card may be revoked (1) by filing with the Secretary of the Company, at or before the taking of the vote at the Annual Meeting, a written notice of revocation or a duly executed proxy card, in either case dated later than the prior proxy card relating to the same shares, or (2) by attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not of itself revoke a proxy). Any written notice of revocation or subsequent proxy card must be received by the Secretary of the Company prior to the taking of the vote at the Annual Meeting. Such written notice of revocation or subsequent proxy card should be hand delivered to the Secretary of the Company or should be sent so as to be delivered to Informatica Corporation, 3350 West Bayshore Road, California 94303, Attention: Corporate Secretary.

     Voting by telephone or the Internet. A stockholder may vote his or her shares by calling the toll-free number indicated on the enclosed proxy card and following the recorded instructions or by accessing the website indicated on the enclosed proxy card and following the instructions provided.

EXPENSES OF SOLICITATION

     Informatica will bear all expenses of this solicitation, including the cost of preparing and mailing this proxy material. The Company may reimburse brokerage firms, custodians, nominees, fiduciaries and other persons representing beneficial owners of Common Stock for their reasonable expenses in forwarding solicitation material to such beneficial owners. Directors, officers and employees of the Company may also solicit proxies in person or by telephone, letter, email, telegram, facsimile or other means of communication. Such directors, officers and employees will not be additionally compensated, but they may be reimbursed for reasonable out-of-pocket expenses in connection with such solicitation. The Company may engage the services of a professional proxy solicitation firm to aid in the solicitation of proxies from certain brokers, bank nominees and other institutional owners. The Company's costs for such services, if retained, will not be material.

PROCEDURE FOR SUBMITTING STOCKHOLDER PROPOSALS

     Requirements for stockholder proposals to be considered for inclusion in the Company's proxy material. Stockholders may present proper proposals for inclusion in the Company's proxy statement and for consideration at the next annual meeting of its stockholders by submitting their proposals in writing to the Secretary of the Company in a timely manner. In order to be included in the Company's proxy materials for the 2002 annual meeting of stockholders, stockholder proposals must be received by the Secretary of the Company no later than December 24, 2001, and must otherwise comply with the requirements of Rule 14a-8 of the Securities Exchange Act of 1934 (the "Exchange Act").

     Requirements for stockholder proposals to be brought before an annual meeting. In addition, the Company's Bylaws establish an advance notice procedure for stockholders who wish to present certain matters before an annual meeting of stockholders. In general, nominations for the election of directors may be made by (1) the Board of Directors, (2) any nominating committee appointed by the Board of Directors or (3) any stockholder entitled to vote who has written notice delivered to the Secretary of the Company within the

Notice Period (as defined below), which notice must contain specified information concerning the nominees and concerning the stockholder proposing such nominations.

     The Company's Bylaws also provide that the only business that may be conducted at an annual meeting is business that is (1) specified in the notice of meeting given by or at the direction of the Board of Directors, (2) properly brought before the meeting by or at the direction of the Board of Directors, or
(3) properly brought before the meeting by any stockholder entitled to vote who has written notice delivered to the Secretary of the Company within the Notice Period (as defined below), which notice must contain specified information concerning the matters to be brought before such meeting and concerning the stockholder proposing such matters.

     The "Notice Period" is defined as that period not less than 45 days nor more than 75 days prior to the date on which the Company first mailed its proxy materials for the previous year's annual meeting of stockholders. As a result, the Notice Period for the 2002 annual stockholder meeting shall start on February 7, 2002 and end on March 9, 2002.

     If a stockholder who has notified the Company of his or her intention to present a proposal at an annual meeting does not appear to present his or her proposal at such meeting, the Company need not present the proposal for vote at such meeting.

     A copy of the full text of the Bylaw provisions discussed above may be obtained by writing to the Secretary of the Company. All notices of proposals by stockholders, whether or not included in the Company's proxy materials, should be sent to Informatica Corporation, 3350 West Bayshore Road, Palo Alto, California 94303, Attention: Corporate Secretary.

                                  PROPOSAL ONE

                             ELECTION OF DIRECTORS

GENERAL

     The Company's Board of Directors is currently comprised of five members who are divided into three classes with overlapping three-year terms. A director serves in office until his or her respective successor is duly elected and qualified or until his or her earlier death or resignation. Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of an equal number of directors.

NOMINEES FOR CLASS I DIRECTORS

     One Class I director is to be elected at the Annual Meeting for a three-year term ending in 2004. The Board of Directors has nominated VINCENT R. WORMS for re-election as the Class I director. Unless otherwise instructed, the proxyholders will vote the proxies received by them for the re-election of Mr. Worms. The Company expects that Mr. Worms will accept such nomination; however, in the event that such nominee is unable or declines to serve as a director at the time of the meeting, the proxies will be voted for any nominee who shall be designated by the Board of Directors to fill the vacancy. The term of office of the person elected as director will continue until such director's term expires in 2004 or until such director's successor has been elected and qualified.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEE LISTED ABOVE.

INFORMATION REGARDING NOMINEES AND OTHER DIRECTORS

            NOMINEE FOR CLASS I DIRECTOR FOR A TERM EXPIRING IN 2004

            NAME              AGE            PRINCIPAL OCCUPATION AND BUSINESS EXPERIENCE
            ----              ---            --------------------------------------------
Vincent R. Worms............  47     Co-President of Partech International Capital
                                     Management. Mr. Worms has been a director of the Company
                                     since September 1995. From 1982 to the present, Mr. Worms
                                     has served as Co-President of Partech International Capital
                                     Management, a venture capital firm that manages one of the
                                     Company's investors. Mr. Worms holds a M.S. degree in
                                     science from the Ecole Polytechnique in Paris, France and
                                     the Massachusetts Institute of Technology. Mr. Worms serves on the boards of directors of SangStat Medical Corporation and Business Objects, a software company, in addition to
                                     serving on the board of a number of private companies.

            INCUMBENT CLASS III DIRECTORS WHOSE TERMS EXPIRE IN 2003

            NAME              AGE            PRINCIPAL OCCUPATION AND BUSINESS EXPERIENCE
            ----              ---            --------------------------------------------
Gaurav S. Dhillon...........  35     Chief Executive Officer and Secretary of the Company. Mr.
                                     Dhillon co-founded the Company and has served as the Chief
                                     Executive Officer since the Company's inception in February
                                     1993. Prior to co-founding the Company, Mr. Dhillon was
                                     employed by Sterling Software, a software company, from
                                     December 1991 to November 1992, where his last position was project manager. Prior to that, he was a Systems Architect with Unisys Corporation. Mr. Dhillon holds a B.S.E.E. from
                                     Punjab University, India.
David W. Pidwell............  52     Partner, Alloy Ventures. Mr. Pidwell has been a director of the Company since February 1996. From January 1987 to
                                     January 1996, Mr. Pidwell was President and Chief Executive
                                     Officer of Rasna Corporation, a software company. Mr.
                                     Pidwell has been a venture partner with Alloy Ventures since
                                     1996, and serves on the boards of directors of a number of private companies. Mr. Pidwell holds a B.S.E.E. in
                                     electrical engineering and an M.S.I.S.E. degree in computer systems engineering from Ohio University, and has completed three years of work at Stanford University on a Ph.D. in
                                     engineering economic systems.

            INCUMBENT CLASS II DIRECTORS WHOSE TERMS EXPIRE IN 2002

            NAME              AGE            PRINCIPAL OCCUPATION AND BUSINESS EXPERIENCE
            ----              ---            --------------------------------------------
Diaz H. Nesamoney...........  35     President and Chief Operating Officer of the Company. Mr.
                                     Nesamoney co-founded the Company and has been a member of
                                     the Board of Directors and President since the Company's
                                     inception in February 1993. Mr. Nesamoney assumed the
                                     additional role of Chief Operating Officer in February 2000.
                                     Prior to co-founding the Company, Mr. Nesamoney was employed by Unisys Corporation from May 1988 to February 1993, where his last position was Development Manager. Mr. Nesamoney
                                     holds an M.S.C.S. degree from Birla Institute of Technology
                                     & Science.
A. Brooke Seawell...........  52     General Partner, Technology Crossover Ventures. Mr. Seawell
                                     has been a director of the Company since December 1997. From
                                     January 1997 to August 1998, Mr. Seawell was Executive Vice
                                     President of NetDynamics, an Internet applications server
                                     company. From March 1991 to January 1997, Mr. Seawell was
                                     Senior Vice President and Chief Financial Officer of
                                     Synopsys. Mr. Seawell holds a B.A. degree in Economics and an M.B.A. degree in Finance and Accounting from Stanford
                                     University. Mr. Seawell serves on the board of directors of
                                     NVIDIA Corporation, a 3D (three-dimensional) graphics
                                     processor company, and several private companies.

BOARD MEETINGS AND COMMITTEES

     During 2000, the Board of Directors held seven meetings (including regularly scheduled and special meetings), and no incumbent directors attended fewer than 75% of the total number of meetings of the Board of Directors and the committees, if any, of which he was a member.

     The Board of Directors currently has two standing committees: an Audit Committee and a Compensation Committee. The Board of Directors has no nominating committee or any committee performing a similar function. The Audit Committee currently consists of Mr. Seawell, Mr. Worms and Mr. Pidwell. The Compensation Committee currently consists of Mr. Pidwell and Mr. Seawell.

     Audit Committee. The Audit Committee, which met four times in 2000, is primarily responsible for approving the services performed by the Company's independent auditors, for reviewing and evaluating the Company's accounting principles and its systems of internal accounting controls, as well as other matters which may come before it or as directed by the Board.

     Compensation Committee. The Compensation Committee reviews and approves the compensation and benefits for the Company's executive officers, administers the Company's stock plans and performs such other duties as may from time to time be determined by the Board. The Compensation Committee, which did not meet in 2000, fulfilled its duties through actions by written consent.

DIRECTOR COMPENSATION

     Directors do not receive cash compensation for service on the Board of Directors or any Committee thereof. Directors are eligible to receive options to purchase the Company's Common Stock pursuant to the Company's 1999 Non-Employee Director Plan (the "1999 Director Plan"), which provides for annual automatic grants of nonqualified stock options to continuing non-employee directors. Under the 1999 Director Plan, each non-employee director will receive a nonqualified stock option grant of 100,000 shares of the Company's Common Stock upon his or her initial election to the Board of Directors ("Initial Grant"). On the date of each annual stockholders' meeting, each individual who is at the time continuing to serve as a non-employee director will automatically be granted an option to purchase 20,000 shares of the Company's Common Stock ("Subsequent Grant"). All options automatically granted to non-employee directors will have an exercise price equal to 100% of the fair market value on the date of grant. Each Initial Grant shall become exercisable in four equal annual installments and each Subsequent Grant shall vest and become exercisable on the first anniversary of the grant date. To date under the 1999 Director Plan, the Company has granted each of the Company's non-employee directors an option to purchase 20,000 shares of the Company's Common Stock, for a total of 60,000 shares of Common Stock. Following this Annual Meeting, the Company will grant each non-employee director an additional option to purchase 20,000 shares of the Company's Common Stock, as described above.

                                  PROPOSAL TWO

              RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

     The Board of Directors has appointed Ernst & Young LLP as independent auditors of the Company to audit the consolidated financial statements of the Company for the year ending December 31, 2001, and has determined that it would be desirable to request that the stockholders ratify such appointment.

     Ernst & Young LLP has audited the Company's financial statements since the Company's inception. A representative of Ernst & Young LLP is expected to be present at the Annual Meeting with the opportunity to make a statement if he or she desires to do so, and is expected to be available to respond to appropriate questions.

REQUIRED VOTE

     Although stockholder approval is not required for the appointment of Ernst & Young LLP since the Board of Directors has the responsibility for selecting auditors, the Board of Directors has conditioned its appointment of the Company's independent auditors upon the receipt of the affirmative vote of a majority of the votes duly cast at the Annual Meeting. In the event that the stockholders do not approve the selection of Ernst & Young LLP, the Board of Directors will reconsider its selection.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL.

FEE DISCLOSURE

     Audit Fees. The aggregate fees billed by Ernst & Young LLP for professional services rendered for the audit of the Company's annual financial statements for the year ended December 31, 2000 and for the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-Q for that year were $230,000.

     Financial Information Systems Design and Implementation Fees. No fees were billed by Ernst & Young LLP for professional services rendered for information technology services design and implementation for the year ended December 31, 2000.

     All Other Fees. The aggregate fees billed by Ernst & Young LLP for services rendered to the Company, other than for services described above, for the year ended December 31, 2000 were approximately $890,000. These other services consisted of audit and tax related services, such as review of the Securities and Exchange Commission (the "SEC") registration statements, tax compliance and consultations on accounting and tax matters.

            SHARE OWNERSHIP BY PRINCIPAL STOCKHOLDERS AND MANAGEMENT

     The following table sets forth certain information concerning the beneficial ownership of Informatica's Common Stock as of February 28, 2001 for the following: (1) each person or entity who is known by the Company to own beneficially more than 5% of the outstanding shares of the Company's Common Stock; (2) each of the Company's directors; (3) each of the officers named in the Summary Compensation Table; and (4) all directors and executive officers of the Company as a group.

                                                               COMMON STOCK             PERCENTAGE
                          NAME                             BENEFICIALLY OWNED(1)    BENEFICIALLY OWNED
                          ----                             ---------------------    ------------------
Putnam Entities(2).......................................        8,275,114                 10.7%
  One Post Office Square
  Boston, MA 02109
Gaurav S. Dhillon(3).....................................        5,088,342                  6.5%
Diaz H. Nesamoney(4).....................................        4,686,958                  6.0%
Pilgrim Baxter & Associates Ltd.(2)......................        4,217,700                  5.5%
  825 Duportail Road
  Wayne, PA 19087
AXA Entities(2)..........................................        4,047,139                  5.3%
  1290 Avenue of the Americas
  New York, NY 10104
Partech Entities(2)(5)...................................        3,840,194                  5.0%
  50 California Street, Suite 3200
  San Francisco, CA 94111
Vincent R. Worms(6)......................................        1,730,577                  2.2%
Clive A. Harrison(7).....................................          671,872                    *
David W. Pidwell(8)......................................          303,000                    *
Earl E. Fry(9)...........................................          194,527                    *
A. Brooke Seawell(10)....................................          176,666                    *
Barton S. Foster(11).....................................           94,977                    *
All directors and executive officers as a group (8
  persons)(12)...........................................       12,946,919                 16.3%

---------------
  *  Less than one percent of the outstanding common stock.

 (1) The number and percentage of shares beneficially owned is determined in accordance with Rule 13d-3 of the Exchange Act, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rule, beneficial ownership includes any shares as to which the individual or entity has voting power or investment power and any shares that the individual has the right to acquire within 60 days of February 28, 2001 through the exercise of any stock option or other right. Unless otherwise indicated in the footnotes, each person or entity has sole voting and investment power (or shares such powers with his or her spouse) with respect to the shares shown as beneficially owned.

 (2) This information was obtained from filings made with the SEC pursuant to
     Section 13(g) of the Exchange Act.

 (3) Includes 878,998 shares subject to options exercisable within 60 days of February 28, 2001.

 (4) Includes 878,998 shares subject to options exercisable within 60 days of February 28, 2001.

 (5) Includes 839,520 shares held by Partech U.S. Partners III, C.V., 392,759 shares held by Vendome Capital LLC, 282,912 shares held by Multinvest LLC, 284,664 shares held by Axa U.S. Growth Fund, LLC, 72,500 shares held by Thomas G. McKinley, 20,656 shares held by Partech International Salary Deferral Plan, 26,668 shares held by Partech International Growth Capital I LLC and 26,668 shares held by Partech International Growth Capital II LLC. Mr. Worms, one of the Company's directors, is either a general partner, managing member, attorney-in-fact or trustee of each Partech Entity. Mr. Worms disclaims beneficial ownership of such shares except to the extent of his pecuniary interest therein.

 (6) Includes 1,460,432 shares held by several of the Partech Entities. Mr. Worms disclaims beneficial ownership of such shares except to the extent of his pecuniary interest therein.

 (7) Includes 209,482 shares subject to options exercisable within 60 days of February 28, 2001.

 (8) Mr. Pidwell's shares are held of record by the Pidwell Family Living Trust dated June 25, 1987, of which Mr. Pidwell is trustee.

 (9) Includes 193,145 shares subject to options exercisable within 60 days of February 28, 2001.

(10) Consists solely of shares subject to options exercisable within 60 days of February 28, 2001.

(11) Includes 94,583 shares subject to options exercisable within 60 days of February 28, 2001.

(12) Includes 2,431,872 shares subject to options exercisable within 60 days of February 28, 2001.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act ("Section 16(a)") requires the Company's executive officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities ("10% Stockholders"), to file reports of ownership on Form 3 and changes in ownership on Form 4 or 5 with the SEC and the Nasdaq Stock Market. Such executive officers, directors and 10% Stockholders are also required by SEC rules to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on its review of copies of such forms received, or written representations from certain reporting persons that no filings on Forms 5 were required for such persons, the Company believes that, during 2000, its executive officers, directors and 10% Stockholders complied with all applicable Section 16(a) filing requirements.

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Company's Compensation Committee is currently composed of Mr. Pidwell and Mr. Seawell. No interlocking relationship exists between any member of the Company's Compensation Committee and any member of the compensation committee of any other company, nor has any such interlocking relationship existed in the past. No member of the Compensation Committee is or was formerly an officer or an employee of the Company.

                         EXECUTIVE OFFICER COMPENSATION

SUMMARY COMPENSATION TABLE

     The following table sets forth certain information concerning total compensation received by the Chief Executive Officer and each of the four most highly compensated executive officers during the last year (the "Named Officers") for services rendered to Informatica in all capacities for the three years ended December 31, 2000:

                                                                                      LONG-TERM
                                                                                     COMPENSATION
                                                                                        AWARDS
                                                                                   ----------------
                                                           ANNUAL COMPENSATION     NUMBER OF SHARES
                                                          ---------------------       UNDERLYING
          NAME AND PRINCIPAL POSITION             YEAR    SALARY($)    BONUS($)       OPTIONS(1)
          ---------------------------             ----    ---------    --------    ----------------
Gaurav S. Dhillon...............................  2000     215,000     142,500         178,000
  Chief Executive Officer,                        1999     150,000      90,000         200,000
  Secretary and Director                          1998     130,000      52,114         400,000
Diaz H. Nesamoney...............................  2000     215,000     142,500         178,000
  Chief Operating Officer,                        1999     150,000      90,000         200,000
  President and Director                          1998     130,000      52,114         400,000
Clive A. Harrison...............................  2000     160,000     450,042(2)      144,000
  Executive Vice President,                       1999     150,000     345,528(3)      160,000
  Worldwide Sales                                 1998     140,000     109,942(4)      200,000
Earl E. Fry.....................................  2000     200,000      75,000              --
  Chief Financial Officer,                        1999          --          --         720,000
  Vice President                                  1998          --          --              --
Barton S. Foster................................  2000     162,500      65,000         550,000
  Senior Vice President,                          1999          --          --              --
  Worldwide Marketing                             1998          --          --              --

---------------
(1) Reflects post-split share numbers.

(2) Includes sales commissions of $315,042.

(3) Includes sales commissions of $300,528.

(4) Includes sales commissions earned in 1998 and excludes commissions of $34,010 and bonus amounts of $9,500, each earned in 1997 and paid in 1998.

OPTION GRANTS IN LAST YEAR

     The following table sets forth, as to the Named Officers, information concerning stock options granted during the year ended December 31, 2000:

                                                  INDIVIDUAL GRANTS
                                  --------------------------------------------------   POTENTIAL REALIZABLE VALUE
                                  NUMBER OF     % OF TOTAL                               AT ASSUMED ANNUAL RATES
                                    SHARES       OPTIONS                               OF STOCK PRICE APPRECIATION
                                  UNDERLYING    GRANTED TO    EXERCISE                    FOR OPTION TERM($)(4)
                                   OPTIONS     EMPLOYEES IN   PRICE PER   EXPIRATION   ---------------------------
              NAME                GRANTED(1)     YEAR(2)      SHARE($)     DATE(3)          5%            10%
              ----                ----------   ------------   ---------   ----------   ------------   ------------
Gaurav S. Dhillon...............   178,000         2.70         27.00      2/16/10       3,022,468      7,659,526
Diaz H. Nesamoney...............   178,000         2.70         27.00      2/16/10       3,022,468      7,659,526
Clive A. Harrison...............   144,000         2.19         27.00      2/16/10       2,445,142      6,196,471
Earl E. Fry.....................        --           --            --           --              --             --
Barton S. Foster................   550,000         8.35         28.94      6/13/10      10,009,251     25,365,407

---------------
(1) The options in this table are incentive stock options or nonstatutory stock options, except as otherwise provided, granted under the 1999 Stock Incentive Plan and have exercise prices equal to the fair market value of the Company's Common Stock on the date of grant. All such options have 10-year terms and vest over a period of four years at a rate of 2.03% each month.

(2) The Company granted (or assumed) options to purchase 6,680,460 shares of Common Stock in 2000.

(3) The options in this table may terminate before their expiration upon the termination of optionee's status as an employee or consultant or upon the optionee's disability or death.

(4) Under rules promulgated by the SEC, the amounts in these two columns represent the hypothetical gain or "option spread" that would exist for the options in this table based on assumed stock price appreciation from the date of grant until the end of such options' 10-year term at assumed annual rates of 5% and 10%. Annual compounding results in total appreciation of 63% (at 5% per year) and 159% (at 10% per year). If the price of the Company's Common Stock were to increase at such rates from the price at 2000 year end ($39.56 per share) over the next 10 years, the resulting stock price at 5% and 10% appreciation would be $64.48 and $102.46 per share, respectively. The 5% and 10% assumed annual rates of appreciation are specified in SEC rules and do not represent the Company's estimate or projection of future stock price growth. The Company does not necessarily agree that this method can properly determine the value of an option and there can be no assurance that the potential realizable values shown in this table will be achieved.

OPTION EXERCISES AND HOLDINGS

     The following table sets forth, as to the Named Officers, certain information concerning the number of shares subject to both exercisable and unexercisable stock options as of December 31, 2000. Also reported are values for "in-the-money" options that represent the positive spread between the respective exercise prices of outstanding stock options and the fair market value of the Company's Common Stock as of December 31, 2000.

                    AGGREGATED OPTION EXERCISES IN LAST YEAR
                           AND YEAR-END OPTION VALUES

                                                             NUMBER OF SHARES            VALUE OF UNEXERCISED
                                                          UNDERLYING UNEXERCISED         IN-THE-MONEY OPTIONS
                              SHARES                        OPTIONS AT YEAR-END            AT YEAR-END($)(1)
                            ACQUIRED ON      VALUE      ---------------------------   ---------------------------
           NAME              EXERCISE     REALIZED($)   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
           ----             -----------   -----------   -----------   -------------   -----------   -------------
Gaurav S. Dhillon.........         0               0      812,082        365,918      30,570,839     10,263,786
Diaz H. Nesamoney.........         0               0      812,082        365,918      30,570,839     10,263,786
Clive A. Harrison.........    86,166       2,668,516      163,003        262,335       6,118,216      7,008,944
Earl E. Fry...............         0               0      144,000        576,000       2,997,000     11,988,000
Barton S. Foster..........         0               0       68,750        481,250         730,469      5,113,281

---------------
(1) Market value of underlying securities based on the closing price of the Company's Common Stock on December 31, 2000 (the last trading day of 2000).

                          TRANSACTIONS WITH MANAGEMENT

     Mr. Dhillon and Mr. Nesamoney each entered into promissory notes with the Company on May 5, 1995. The principal amount of $20,000 and all interest, which accrued at a rate of 7.12% per year, due on each note was paid on June 30, 2000. Mr. Harrison entered into a promissory note with the Company on April 6, 2000. On June 30, 2000 he repaid the principal amount of $2.6 million. Because Mr. Harrison repaid this loan prior to the commencement of any interest charges, he paid no interest on this principal amount.

            REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

     The primary role of the Audit Committee is to provide oversight and monitoring of Company management and the independent auditors and their activities with respect to the Company's financial reporting process. The Board of Directors has determined that each member of the Audit Committee is "independent" as required by the listing standards of the Nasdaq National Market. The Board of Directors has adopted a written charter for the Audit Committee, a copy of which is included in this Proxy Statement as Appendix A. In the performance of its oversight function, the Audit Committee has:

     - reviewed and discussed the audited financial statements with management;

     - discussed with Ernst & Young LLP, its independent auditors, the matters required to be discussed by the Statement on Auditing Standards No. 61, Communication with Audit Committees, as currently in effect;

     - received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as currently in effect;

     - considered whether the provision of information technology consulting services relating to financial information systems design and implementation and other non-audit services by Ernst & Young LLP is compatible with maintaining Ernst & Young LLP's independence and has discussed with Ernst & Young LLP the auditor's independence.

     Based upon the reports and discussions described in this Report, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2000.

                                          AUDIT COMMITTEE OF THE
                                          BOARD OF DIRECTORS

                                          David W. Pidwell
                                          A. Brooke Seawell
                                          Vincent R. Worms

         REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

     The Compensation Committee was formed in March 1999 and currently consists of Messrs. Seawell and Pidwell. The Compensation Committee generally reviews and approves the Company's executive compensation policies, including the base salary levels and target incentives for the Company's executive officers at the beginning of each year, and approves the performance objectives of the officers in their areas of responsibility. The Compensation Committee also administers the Company's stock plans, including the Company's 2000 Employee Stock Incentive Plan (the "2000 Stock Plan") and the Company's 1999 Stock Incentive Plan. No member of the Compensation Committee is a former or current officer or employee of Informatica or any of its subsidiaries. Meetings of the Compensation Committee are also attended by Mr. Dhillon, Mr. Nesamoney and Earl Fry, who provide background and market information and make recommendations to the Compensation Committee on salary levels, officer performance objectives, and corporate financial goals. However, Mr. Dhillon, Mr. Nesamoney and Mr. Fry are not entitled to vote on any actions taken by the Compensation Committee.

EXECUTIVE OFFICER COMPENSATION PROGRAMS

     The objectives of the executive officer compensation program are to attract, retain, motivate and reward key personnel who possess the necessary leadership and management skills, through competitive base salary, annual cash bonus incentives, long-term incentive compensation in the form of stock options, and various benefits, including medical and life insurance plans. The executive compensation policies of the Compensation

Committee are intended to combine competitive levels of compensation and rewards for above average performance and to align relative compensation with the achievements of key business objectives, optimal satisfaction of customers, and maximization of stockholder value. The Compensation Committee believes that stock ownership by management is beneficial in aligning management and stockholder interests, thereby enhancing stockholder value.

     Base Salaries. Salaries for the Company's executive officers are determined primarily on the basis of the executive officer's responsibility, general salary practices of peer companies and the officer's individual qualifications and experience. The base salaries are reviewed annually and may be adjusted by the Compensation Committee in accordance with certain criteria, which include individual performance, the functions performed by the executive officer, the scope of the executive officer's on-going duties, general changes in the compensation peer group in which the Company competes for executive talent, and the Company's financial performance generally. The weight given each such factor by the Compensation Committee may vary from individual to individual.

     Incentive Bonuses. The Compensation Committee believes that a cash incentive bonus plan can serve to motivate the Company's executive officers and management to address annual performance goals, using more immediate measures for performance than those reflected in the appreciation in value of stock options. The bonus amounts are based upon recommendations by management and a subjective consideration of factors including such officer's level of responsibility, individual performance, contributions to the Company's success, and the Company's financial performance generally.

     Stock Option Grants. Stock options may be granted to executive officers and other employees under the 1999 Stock Incentive Plan or the 2000 Stock Plan. Because of the direct relationship between the value of an option and the stock price, the Compensation Committee believes that options motivate executive officers to manage the Company in a manner that is consistent with stockholder interests. Stock option grants are intended to focus the attention of the recipient on the Company's long-term performance, which the Company believes results in improved stockholder value, and to retain the services of the executive officers in a competitive job market by providing significant long-term earnings potential. To this end, stock options generally vest and become fully exercisable over a four-year period. The principal factors considered in granting stock options to executive officers of the Company are prior performance, level of responsibility, other compensation and the executive officer's ability to influence the Company's long-term growth and profitability. However, neither the 1999 Stock Incentive Plan nor the 2000 Stock Plan provides any quantitative method for weighting these factors, and a decision to grant an award is primarily based upon a subjective evaluation of the past as well as future anticipated performance.

     Other Compensation Plans. The Company has adopted certain general employee benefit plans in which executive officers are permitted to participate on parity with other employees. The Company also provides a 401(k) deferred compensation plan.

     Deductibility of Compensation. Section 162(m) of the Internal Revenue Code ("IRC") disallows a deduction by the Company for compensation exceeding $1.0 million paid to certain executive officers, excluding, among other things, performance based compensation. Although, as a result of certain option exercises, compensation paid to certain executive officers has exceeded this limitation, applicable exemptions allow the deduction by the Company for such compensation. Because the compensation paid to other executive officers has not approached the limitation, the Compensation Committee has not had to use any of the available exemptions from the deduction limit with regard to such officers' compensation. The Compensation Committee remains aware of the IRC Section 162(m) limitations, and the available exemptions, and will address the issue of deductibility when and if circumstances continue to warrant the use of such exemptions.

CHIEF EXECUTIVE OFFICER COMPENSATION

     The compensation of the Chief Executive Officer is reviewed annually on the same basis as discussed above for all executive officers. Mr. Dhillon's base salary for the year ended December 31, 2000 was $215,000. Mr. Dhillon's base salary was established in part by comparing the base salaries of chief executive officers at other companies of similar size. Mr. Dhillon's base salary was below the median of the base salary range for Presidents/Chief Executive Officers of comparable companies. Mr. Dhillon received 178,000 stock options and a $142,500 bonus for the year ended December 31, 2000.

                                          COMPENSATION COMMITTEE OF THE
                                          BOARD OF DIRECTORS

                                          David W. Pidwell
                                          A. Brooke Seawell

                     COMPANY STOCK PRICE PERFORMANCE GRAPH

     The following graph compares the cumulative total return to stockholders on the Company's Common Stock with the cumulative total return of the Nasdaq National Market (U.S. Companies) Index and the Nasdaq Computer and Data Processing Services Group Index. The graph assumes that $100 was invested on April 28, 1999 (the date of the Company's initial public offering) in the Company's Common Stock and in each of the indices discussed above, including reinvestment of dividends. No dividends have been declared or paid on the Company's Common Stock. Note that historic stock price performance is not necessarily indicative of future stock price performance.
[PERFORMANCE GRAPH]

                                                       INFORMATICA                NASDAQ STOCK              NASDAQ COMPUTER &
                                                       CORPORATION                MARKET (U.S.)              DATA PROCESSING
                                                       -----------                -------------             -----------------
4/29/99                                                  100.00                      100.00                      100.00
4/99                                                      96.17                      103.22                       94.89
5/99                                                      81.70                      100.36                       92.60
6/99                                                     121.28                      109.39                      104.02
7/99                                                     177.55                      107.42                       97.89
8/99                                                     191.06                      111.96                      103.08
9/99                                                     172.77                      112.12                      108.33
10/99                                                    245.96                      121.10                      116.48
11/99                                                    248.09                      135.83                      135.20
12/99                                                    362.13                      165.70                      182.13
1/00                                                     318.72                      159.57                      160.93
2/00                                                     583.83                      189.90                      190.54
3/00                                                     522.98                      185.99                      180.10
4/00                                                     285.54                      156.44                      138.07
5/00                                                     274.04                      137.57                      121.27
6/00                                                     557.88                      161.71                      147.15
7/00                                                     544.68                      152.95                      132.16
8/00                                                     680.85                      171.02                      148.96
9/00                                                     634.89                      148.80                      136.17
10/00                                                    643.40                      136.54                      124.58
11/00                                                    475.74                      105.27                       90.59
12/00                                                    538.73                       99.62                       84.24

                                 OTHER MATTERS

     The Board of Directors does not know of any other matters to be presented at the Annual Meeting. If any additional matters are properly presented at the Annual Meeting, the persons named in the enclosed proxy card will have discretion to vote shares they represent in accordance with their own judgement on such matters.

     It is important that your shares be represented at the Annual Meeting, regardless of the number of shares which you hold. You are, therefore, urged to vote by telephone or by using the Internet as instructed on the enclosed proxy card or execute and return, at your earliest convenience, the enclosed proxy card in the envelope which has also been enclosed.

                                          THE BOARD OF DIRECTORS

Palo Alto, California
April 23, 2001

                                                                      APPENDIX A

                            INFORMATICA CORPORATION

                            AUDIT COMMITTEE CHARTER

                             PURPOSE AND AUTHORITY

     The audit committee (the "Committee") for the Company, is appointed by the Company's Board of Directors (the "Board") to assist the Board in monitoring (1) the integrity of the financial statements of the Company, (2) the compliance by the Company with legal and regulatory requirements and (3) the independence and performance of the Company's internal and external auditors.

     The Committee shall have the authority to retain special legal, accounting or other consultants to advise the Committee and, if necessary, to institute special investigations. The Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

     In addition, the Committee shall undertake those specific duties and responsibilities listed below and such other duties as the Boards shall from time to time prescribe.

                              COMMITTEE MEMBERSHIP

     The Committee members (the "Members") shall be appointed by and will serve at the discretion of the Board. The Committee will consist of at least three (3) members of the Board subject to the following requirements:

          (i) each of the Members must be able to read and understand fundamental financial statements, including the Company's balance sheet, income statement, and cash flow statement or must become able to do so within a reasonable time period after his or her appointment to the Committee;

          (ii) at least one (1) of the Members must have past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background, including a current or past position as a chief executive or financial officer or other senior officer with financial oversight responsibilities; and

          (iii) each Member must be either (a) an independent director or (b) the Board must determine it to be in the best interests of the Company and its stockholders to have one (1) director who is not independent, and the Board must disclose the reasons for its determination in the Company's first annual proxy statement or information statement subsequent to such determination, as well as the nature of the relationship between the Company and director. Under such circumstances the Company may appoint one
     (1) director who is not independent to the Committee, so long as the director is not a current employee or officer, or an immediate family member of a current employee or officer.

                          DUTIES AND RESPONSIBILITIES

     The Committee shall report, at least annually, to the Board. Further, the Committee shall:

          1. Review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval;

          2. Review the annual audited financial statements with management, including a review of major issues regarding accounting and auditing principles and practices, and evaluate the adequacy of internal controls that could significantly affect the Company's financial statements;

          3. Review an analysis prepared by management and the independent auditor of significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements;

          4. Review with management and the independent auditor the Company's quarterly financial statements prior to the filing of its Form 10-Q;

          5. Meet periodically with management to review the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures;

          6. Review major changes to the Company's auditing and accounting principles and practices as suggested by the independent auditor, internal auditors or management;

          7. Recommend to the Board the appointment of the independent auditor, which firm is ultimately accountable to the Committee and the Board;

          8. Approve the fees to be paid to the independent auditor;

          9. Receive periodic reports from the independent auditor regarding the auditor's independence consistent with Independence Standards Board Standard 1, discuss such reports with the auditor, and if deemed necessary by the Committee, take or recommend that the full Board take appropriate action to oversee the independence of the auditor;

          10. Evaluate together with the Board the performance of the independent auditor and, if deemed necessary by the Committee, recommend that the Board replace the independent auditor;

          11. Review, if applicable, the appointment of, and any replacement of, the senior internal auditing executive;

          12. Review, if applicable, the significant reports to management prepared by the internal auditing department and management's responses;

          13. Meet with the independent auditor prior to the audit to review the planning and staffing of the audit;

          14. Obtain from the independent auditor assurance that Section 10A of the Securities Exchange Act of 1934 has not been implicated.

          15. Obtain reports from management and the Company's senior internal auditing executive, if applicable, that the Company's subsidiary/foreign affiliated entities are in conformity with applicable legal requirements, including the Foreign Corrupt Practices Act.

          16. Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit.

          17. Review with the independent auditor any problems or difficulties the auditor may have encountered, any management letter provided by the auditor, and the Company's response to that letter. Such review should include:

             a. Any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to required information;

             b. Any changes required in the planned scope of the internal audit; and

             c. The internal audit department responsibilities, budget and staffing.

          18. Prepare the report required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement in accordance with the requirements of Item 306 of Regulation [S-K] and [S-B] and Item 7(e)(3) of Schedule 14A;

          19. Advise the Board with respect to the Company's policies and procedures regarding compliance with applicable laws and regulations;

          20. Review with the Company's outside counsel and General Counsel, if applicable, legal matters that may have a material impact on the financial statements, the Company's compliance policies and any material reports or inquiries received from regulators or governmental agencies;

          21. Review related party transactions for potential conflict of interest; and

          22. Provide oversight and review of the Company's asset management policies, including an annual review of the Company's investment policies and performance for cash and short-term investments.

     While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor. Nor is it the duty of the Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditor or to assure compliance with laws and regulations.

                                    MEETINGS

     The Committee will meet at least two times each year. The Committee may establish its own schedule which it will provide to the Board in advance.

     The Committee will meet at least annually with the chief financial officer, the senior internal auditing executive, and the independent auditor in separate executive sessions. The Committee will meet with the independent auditors of the Company, at such times as it deems appropriate, to review the independent auditor's examination and management report.

                                    MINUTES

     The Committee will maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board.

                                   APPENDIX B

                                   DETACH HERE

                                      PROXY

                             INFORMATICA CORPORATION

                  PROXY FOR 2001 ANNUAL MEETING OF STOCKHOLDERS

        The undersigned stockholder of Informatica Corporation, a Delaware corporation ("Informatica"), hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and accompanying Proxy Statement each dated April 23, 2001 and hereby appoints Gaurav S. Dhillon and Earl E. Fry, or either of them, proxies and attorneys-in-fact, each with full power of substitution, to represent the undersigned at the Annual Meeting of Stockholders of Informatica to be held on Thursday, May 24, 2001 at 3:00 p.m. local time at Informatica's corporate offices located at 3350 West Bayshore Road, Palo Alto, California and at any adjournment thereof, and to vote all shares of Common Stock of Informatica held of record by the undersigned on April 9, 2001 as hereinafter specified upon the proposals listed on the reverse side.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF INFORMATICA
FOR THE ANNUAL MEETING OF STOCKHOLDERS ON MAY 24, 2001. IN ORDER TO
ASSURE YOUR REPRESENTATION AT THE ANNUAL MEETING OF STOCKHOLDERS, PLEASE COMPLETE, SIGN, DATE, AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS BELOW AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THESE PROPOSALS.

                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

                         Annual Meeting of Stockholders
                            INFORMATICA CORPORATION
                                  May 24, 2001
                           PROXY VOTING INSTRUCTIONS


TO VOTE BY MAIL
---------------
Please date, sign and mail your proxy card in the envelope provided as soon as possible.

TO VOTE BY TELEPHONE (TOUCH-TONE PHONE ONLY)
--------------------------------------------
Please call toll-free 1-800-PROXIES and follow the instructions. Have your control number and the proxy card available when you call.

TO VOTE BY INTERNET
-------------------
Please access the web page at "www.voteproxy.com" and follow the on-screen instructions. Have your control number available when you access the web page.

YOUR CONTROL NUMBER IS ____________________


                PLEASE DETACH AND MAIL IN THE ENVELOPE PROVIDED


[X] PLEASE MARK VOTES AS IN THIS EXAMPLE.

1.  Election of Class I Director:

    Nominee: Vincent R. Worms                 [ ]  FOR          [ ]  WITHHELD

2. Ratification of appointment of Ernst & Young LLP as independent auditors of Informatica for the year ending December 31, 2001.

           [ ]  FOR    [ ]  AGAINST    [ ] ABSTAIN


STOCKHOLDERS ARE URGED TO COMPLETE, SIGN, DATE, AND RETURN THIS PROXY IN THE ENVELOPE PROVIDED, WHICH REQUIRES NO POSTAGE IF MAILED WITHIN THE UNITED STATES.


MARK HERE                 Address:
FOR ADDRESS                         ------------------------------------
CHANGE AND
NOTE AT RIGHT   [ ]                 ------------------------------------

                                    ------------------------------------

                                    ------------------------------------


SIGNATURE                                         DATE
          ---------------------------------            -----------------


SIGNATURE                                         DATE
          ---------------------------------            -----------------


Please sign exactly as your name appears hereon. When shares are registered in the names of two or more persons, whether as joint tenants, as community property or otherwise, both or all of such persons should sign. When signing as attorney, executor, administrator, trustee, guardian or another fiduciary capacity, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized person. If a partnership, please sign in partnership name by authorized person.